American Century Quantitative Equity Funds, Inc. Prospectus Supplement
Disciplined Growth Plus Fund
Supplement dated February 10, 2017 ■ Prospectus dated November 1, 2016

The changes below will be effective as of April 10, 2017.

The Disciplined Growth Plus Fund is renamed the AC Alternatives® Disciplined Long Short Fund and all references to Disciplined Growth Plus are replaced with AC Alternatives® Disciplined Long Short.

The following replaces the section under the heading Principal Investment Strategies on page 3 of the prospectus:
The portfolio managers initially identify an eligible universe of growth stocks and then use quantitative models in a two-step process to construct the portfolio of equity securities for the fund. In the first step, the managers rank stocks, primarily large capitalization, publicly traded U.S. companies with a market capitalization greater than $2 billion, from most to least attractive based on an objective set of measures, including valuation, quality, growth, and sentiment. In the second step, the managers use a quantitative model to build a portfolio that provides the optimal balance between risk and expected return.
The portfolio managers buy, or take long positions in, equity securities that they have identified as the most attractive and take short positions in equity securities that they have identified as the least attractive using the multi-factor quantitative model described above. A long position arises when the fund buys a security outright. A short position arises when the fund sells a security it does not own but has borrowed in anticipation that the market price of the security will decline. If the market price in fact declines, the fund can replace the borrowed security at a lower price and capture the value represented by the difference between the higher sale price and the lower replacement price. The proceeds from the securities sold short may be used to fund the purchase of additional long positions or held as cash or cash equivalents. The amount of the long and short positions held by the fund may vary over time depending on prevailing market conditions. In the aggregate, the fund expects to have net long exposure to the equity markets, which the portfolio managers may adjust over time.
The portfolio managers generally sell a stock from the fund’s long portfolio when they believe it has become less attractive relative to other opportunities, its risk characteristics outweigh its return opportunity or specific events alter its prospects.
The fund’s use of short selling as a primary investment strategy creates leverage in an attempt to increase returns.
The fund may invest a portion of its assets in foreign securities when these securities meet the portfolio managers’ standards of selection.
As part of the fund’s principal investment strategy, a significant portion of the fund’s assets may be invested in cash and cash equivalent securities. The fund’s cash holdings may vary over time as the portfolio managers adjust the fund’s net long exposure.
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. This may cause higher transaction costs and may affect performance. It may also result in the realization and distribution of capital gains.

The following replaces the section under the heading Principal Risks on page 3 of the prospectus:

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Style Risk - If at any time the market is not favoring the fund’s quantitative investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

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Investment Process Risk - Stocks selected by the portfolio managers using quantitative models may perform differently than expected due to the portfolio managers’ judgments regarding the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues with the construction and implementation of the models (including, for example, data problems and/or software or other implementation issues). There is no guarantee that the use of the quantitative model will result in effective investment decisions for the fund. Additionally, the commonality of portfolio holdings across quantitative investment managers may amplify losses.

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Foreign Securities - The fund may invest in foreign securities, which can be riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. stocks.

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Short Sales Risk - If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

•	Leverage Risk - The fund’s investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

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Overweighting Risk - If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

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Growth Stocks - Investments in growth stocks may be more volatile than other stocks and the overall stock market. These stocks are typically priced higher than other stocks because of their growth potential, which may or may not be realized.

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Cash Holdings Risk - The fund may hold a significant position in cash and cash equivalent securities. As a result, the fund may not participate in market advances or declines to the same extent that it would if the fund were more fully invested.

•	Market Risk - The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.

•	Price Volatility - The value of the fund’s shares may fluctuate significantly in the short term.

•	Principal Loss - At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The following replaces the section under the heading What are the fund’s principal investment strategies? on pages 6 and 7 of the prospectus:
The fund invests primarily in large capitalization, publicly traded U.S. companies that have a market capitalization greater than $2 billion.
To select stocks for purchase, the portfolio managers initially identify an eligible universe of growth stocks, primarily stock of companies that, at the time of investment, are included in the companies comprising the Russell 3000® Growth Index. The portfolio managers then use quantitative management techniques in a two-step process. In the first step, the portfolio managers rank stocks from most attractive to least attractive by using a quantitative model that combines measures that the advisor believes are predictive of an individual stock’s performance. These measures can generally be classified into four major categories: valuation, quality, growth, and sentiment. To measure valuation, the managers may use ratios which look at a firm’s value relative to cash flow, among others. To measure quality, the managers may use factors such as profitability and earnings sustainability, among others. To measure growth, the managers may use the rate of growth of a company’s earnings, as well as other factors. To measure sentiment, the managers may use factors such as historical stock returns, share volume and options data, among others. The information used to generate these measures is typically contained in each stock’s financial statement data and market information, but may include other sources.
In the second step, the managers use a technique called portfolio optimization. In portfolio optimization, the managers use a quantitative model to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return.
The portfolio managers generally sell stocks from the long portion of the fund’s portfolio when they believe:

•	a stock becomes less attractive relative to other stock opportunities;

•	a stock’s risk characteristics outweigh its return opportunity; or

•	specific events alter a stock’s prospects.
The portfolio managers take long positions in equity securities they have identified as the most attractive using the two-step process described above. The portfolio managers take short positions in equity securities they have identified as the least attractive. The proceeds from the securities sold short may be used to fund the purchase of additional long positions or held as cash or cash equivalents. The portfolio managers believe that this investment strategy enables it to reflect positive and negative views on individual stocks more significantly than a long-only portfolio. The amount of the long and short positions held by the fund may vary over time depending on prevailing market conditions. In the aggregate, the fund expects to have net long exposure to the equity markets, which the portfolio managers may adjust over time.

Equity securities include common stock, preferred stock, and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.
When the fund takes a long position, it purchases a stock outright. When the fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the fund buys the same stock in the market and returns it to the lender. The fund makes money when the market price of the borrowed stock goes down and the fund is able to replace it for less than it realized by selling it earlier. Conversely, if the price of the stock goes up after the sale, the fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

The managers use a bottom-up approach in selecting securities, which may result in market sectors or industries being over- or underweighted. If the security selection process finds more attractive stocks than unattractive stocks within a market sector or industry, then the managers would tend to overweight that sector or industry.
Conversely, if the security selection process finds more unattractive stocks than attractive stocks within a sector or industry, the managers would tend to underweight that sector or industry.
The fund may invest a portion of its assets in foreign securities when these securities meet the portfolio managers’ standards of selection.
As part of the fund’s principal investment strategy, a significant portion of the fund’s assets may be invested in cash and cash equivalent securities. The fund’s cash holdings may vary over time as the portfolio managers adjust the fund’s net long exposure.
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher portfolio turnover rate may indicate higher transaction costs and may affect the fund’s performance. Higher portfolio turnover also may result in the realization and distribution of capital gains, including short-term capital gains.
A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

The following replaces the section under the heading What are the principal risks of investing in the fund? on page 7 of the prospectus:
Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the quantitative style used by the fund, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.
Stocks selected by the portfolio managers using quantitative models may perform differently than expected due to the portfolio managers’ judgments regarding the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues with the construction and implementation of the models (including, for example, data problems and/or software or other implementation issues). There is no guarantee that the use of the quantitative model will result in effective investment decisions for the fund. Additionally, the commonality of portfolio holdings across quantitative investment managers may amplify losses.
Although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in securities of foreign companies. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. securities. To the extent the fund invests in foreign securities, the overall risk of the fund could be affected.
Short sales involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to a lender of the security. In addition, because the fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund’s loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security’s value cannot drop below zero. In addition, the fund may not be able to close out a short position at a particular time or price advantageous to the fund and there is some risk the lender of the security sold short will terminate the loan at an inopportune time.
When the fund takes a short position, it borrows securities and then sells them, which effectively leverages the fund’s assets. Leveraging the fund’s investment portfolio may cause the fund to be more volatile because the use of leverage magnifies investment gains and losses of the fund. In addition, the use of leverage may cause the fund to sell portfolio securities at inopportune times in order to meet its obligations or to satisfy segregation requirements.
If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.
There is no guarantee that the investment techniques and risk analyses employed by the portfolio managers will produce the desired results. If the fund’s long and short positions do not perform as anticipated by the portfolio managers, the fund’s potential losses could exceed those of other mutual funds that hold only long stock portfolios.
Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized. If the portfolio managers’ assessment of a company’s prospects for earnings growth or how other investors will value the company’s earnings growth is incorrect, the price of the company’s stock may fall or fail to reach the value the managers have placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market.
The fund may hold a significant position in cash and cash equivalent securities. As a result, the fund may not participate in market advances or declines to the same extent that it would if the fund were more fully invested.

The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.
The value of the fund’s shares may fluctuate significantly in the short term.
The fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs or have tax consequences. To the extent that a large shareholder (including a fund of funds or 529 college savings plan) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets. Although the advisor seeks to minimize the impact of such transactions where possible, the fund’s performance may be adversely affected.
At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

©2017 American Century Proprietary Holdings, Inc. All rights reserved.
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